Exhibit 10.2

Personal and Confidential

THE SHARES OF COMMON STOCK, $0.003 PER SHARE (“SHARES”), OF CHENIERE ENERGY, INC. (“CHENIERE”) CONSTITUTE SECURITIES THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE (“STATE LAWS”). THE SHARES MAY NOT, AT ANY TIME, BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND STATE LAWS, OR DELIVERY TO CHENIERE OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO CHENIERE THAT SUCH REGISTRATION IS NOT REQUIRED. RESTRICTIONS ON TRANSFER WILL BE IMPRINTED ON THE DOCUMENTS EVIDENCING THE SHARES TO THE FOREGOING EFFECTS.

THE PURCHASE OF SHARES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSING THEIR ENTIRE INVESTMENT.

SUBSCRIPTION AGREEMENT

Cheniere Energy, Inc.

c/o Don A. Turkleson

333 Clay Street, Suite 3400

Houston, Texas 77002

Ladies and Gentlemen:

The undersigned (the “Subscriber”) hereby subscribes for the number of shares of common stock, $0.003 per share (the “Shares”), of Cheniere Energy, Inc. (“Cheniere”) specified in Section 13. The Subscriber understands that the Shares have not been registered under the Act or any State Law and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Act).

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes for the number of Shares and makes the purchase payment set forth in Sections 13 and 14 (the “Subscription”). The total amount due for such purchase shall be payable in full in readily available funds, as described in Section 3. The Subscriber acknowledges that the Shares will be subject to restrictions on transfer pursuant to applicable law and the terms set forth in this Subscription Agreement.

2. Acceptance of Subscription and Issuance of Shares. It is understood and agreed that Cheniere shall have the sole right, at its complete discretion, to accept or reject this Subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by Cheniere only when it is signed by a duly authorized officer of Cheniere. It is understood and agreed that, upon execution of this Subscription Agreement, Cheniere has, in reliance upon the representations and warranties of the Subscriber and against payment for the

Shares, accepted this Subscription. Notwithstanding anything in this Subscription Agreement to the contrary, there shall be no obligation to issue any Shares if such issuance would constitute a violation of the Act or State Laws.

3. Payment for Shares. Payment for the Shares shall be received by Cheniere from the Subscriber on or before execution of this Subscription Agreement by the Subscriber, in cash, cashier’s check or by wire transfer.

4. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents, warrants and covenants to Cheniere and each officer, director and agent of Cheniere that:

(a) General:

(i) If the Subscriber is a natural person, he or she has the legal capacity and all requisite authority to enter into, execute and deliver this Subscription Agreement, to purchase the Shares and to perform all of the obligations required to be performed by the Subscriber hereunder. If the Subscriber is a corporation, partnership, trust or other entity, it is authorized to purchase the Shares and otherwise to comply with its obligations under this Subscription Agreement. The person signing this Subscription Agreement on behalf of such entity is duly authorized by such entity to do so. This Subscription Agreement is the valid and binding agreement of the Subscriber and enforceable against the Subscriber in accordance with its terms.

(ii) The principal residence of the Subscriber is at the address listed on page 6 of this Subscription Agreement, or if the Subscriber is a corporation, partnership, trust or other entity, such Subscriber is organized and qualified under the law of the state listed in its applicable organizational document provided herewith.

(iii) The Subscriber is subscribing to invest in Cheniere solely for his, her or its own account, and is not acquiring the Shares as an agent or otherwise for any other person.

(b) Information Concerning the Offering:

(i) The Subscriber has had access to all of the reports filed by Cheniere with the Securities and Exchange Commission (“SEC”) since December 31, 2002 (including, without limitation, Cheniere’s annual report on Form 10-K for the year ended December 31, 2002, all quarterly reports on Form 10-Q filed after December 31, 2002, reports on Form 8-K filed on March 7, 2003, June 11, 2003, August 4, 2003, December 22, 2003 and January 14, 2004, and the registration statement on Form S-3 filed on December 22, 2003) (collectively, the “SEC Documents”). In connection with the Subscription, the Subscriber has had access to, and has relied solely upon, the SEC Documents.

(ii) In formulating a decision to invest in the Shares, the Subscriber has been furnished by Cheniere with all of the information regarding the Company which the

Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Shares and has received any additional information which the Subscriber has requested. The Subscriber has not relied or acted on the basis of any information purported to be given on behalf of Cheniere, except as set forth in the SEC Documents (it being understood that no person has been authorized by Cheniere to furnish any information except as set forth in the SEC Documents).

(iii) The Subscriber understands that the purchase of the Shares involves various risks, including those outlined in the SEC Documents and in this Subscription Agreement. Investment in the Shares being offered should be regarded as speculative and involving a high degree of risk. The Subscriber is fully aware of the nature of his, her or its investment in the Shares and the lack of liquidity of his, her or its investment in the Shares.

(iv) The Subscriber understands that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of this Subscription Agreement.

(v) The undersigned understands that estimates and projections like those contained in the SEC Documents, by their nature, involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such projections or goals will be attained; and that the projections and estimates contained in the SEC Documents should not be relied upon as a promise or representation of the future performance of Cheniere.

(c) Status of Subscriber; Additional Information:

(i) The Subscriber has such knowledge, skill and experience in business, financial and investment matters so that he, she or it is capable of evaluating the merits and risks of an investment in the Shares. To the extent necessary, the undersigned has retained, at his, her or its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Subscription Agreement and owning the Shares.

(ii) The Subscriber represents and warrants that he, she or it has read the definition of “accredited investor” as defined in Rule 501 of Regulation D under the Act, and acknowledges by his, her or its signature that he, she or it is an “accredited investor,” fully capable of subscribing for the Shares by means of meeting the requirements for an accredited investor.

(iii) The Subscriber agrees to furnish any additional information requested to assure compliance with the Act and State Laws in connection with the purchase and sale of the Shares.

(d) Restrictions on Transfer or Sale of Shares:

(i) The Subscriber is acquiring the Shares solely for his, her or its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares. The Subscriber understands that the Shares have not been registered under the Act or any State Law by reason of specific exemptions under the provisions thereof, which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that Cheniere is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The Subscriber shall not sell, assign, pledge, give, transfer or otherwise dispose of any Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Act and State Laws or in a transaction that is exempt from the registration provisions of the Act and any applicable State Laws. The Company agrees that, within 60 days after the date hereof, it shall file with the SEC on Form S-3 (or any successor form) a shelf registration statement (the “Shelf Registration”) pursuant to Rule 415 of the Act covering the offer and resale by the Subscriber of all of the Shares and shall use its reasonable best efforts to cause the Shelf Registration to be declared effective by the SEC as promptly thereafter as possible; provided, however, that if the Company is engaged in, or has definitive plans to engage in, within 90 days after the date hereof, any activity or negotiations that, in the good faith determination of the Board of Directors of the Company, would be adversely affected by disclosure that would be required in connection with the registration to the material detriment of the Company, then the Company may delay such registration for a period of 80 days from the date of termination or disclosure of such activity or negotiations. The Company agrees to use its commercially reasonable best efforts to cause the Shelf Registration to remain effective for a period of two years from its initial effectiveness.

(iii) The Subscriber has not offered or sold any portion of his, her or its Shares and has no present intention of dividing his, her or its Shares with others or of reselling or otherwise disposing of any portion of the Subscriber’s Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

5. Condition to Obligations. The Subscription made hereby may be accepted or rejected by Cheniere at any time after the execution hereof by the Subscriber. No Subscriber shall have the right to demand a return of his, her or its Subscription under any circumstances.

6. Waiver, Amendment, Binding Effect. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

7. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Cheniere or the Subscriber without the prior written consent of the other.

8. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of Texas, without regard to the conflict of laws provisions thereof.

9. Counterparts. This Subscription Agreement may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

10. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a) If to Cheniere, to it at the following address:

Cheniere Energy, Inc.

c/o Don A. Turkleson

333 Clay Street, Suite 3400

Houston, Texas 77002

(b) If to the Subscriber, to him, her or it at the address set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

11. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the Subscription by Cheniere and (ii) the death or disability of the Subscriber.

12. Notification of Changes. The Subscriber hereby covenants and agrees to notify Cheniere upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Subscription Agreement which would cause any representation, warranty or covenant of the Subscriber contained in this Subscription Agreement to be false or incorrect.

13. Number of Shares Purchased. The undersigned hereby subscribes to purchase the following number of shares of Securities:

            Shares at $             per Share for an aggregate purchase price of $                    .

14. Purchase Payment. The purchase price is being paid herewith by delivery of either cash, cashier’s check or wire transfer payable to “Cheniere Energy, Inc.” in the amount of $                     ($             per share). All payments made as provided in this Section 14 shall be deposited as soon as practicable.

This Subscription Agreement is executed effective as of the      day of January, 2004, at                         (city),                          (state).

BY: (CHECK ONE)

_______	INDIVIDUAL

_______	CORPORATION (Please include a copy and the filing date of the Articles of Incorporation, bylaws and certified corporate resolution authorizing signature.)

_______	PARTNERSHIP (Please include a copy of the Partnership Agreement authorizing signature.)

_______	TRUST (Please include name of trust, name of trustee, and date trust was formed and a copy of the Trust Agreement or other authorization of signature.)

Please print the EXACT name (registration)
the purchaser desires to appear in
the records of the Company.

Address of Purchaser

Social Security or Taxpayer Identification
Number of Purchaser

EXECUTION:

Please execute this Subscription Agreement by completing the appropriate section below.

1.	If the subscriber is an INDIVIDUAL, complete the following:

Signature of Purchaser

Name (Please type or print)

2.	If the subscriber is a CORPORATION, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (the “Corporation”) to acquire the Shares, that the Corporation has all requisite authority to acquire such Shares, and that the Corporation was not formed for the purposes of acquiring such Shares.

The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Corporation and that he or she has authority under the Articles of Incorporation, bylaws and resolutions of the Board of Directors of such Corporation to execute and deliver this Subscription Agreement on behalf of the Corporation. Such officer has enclosed a true copy of the Articles of Incorporation, the bylaws and, as necessary, the resolutions of the Board of Directors authorizing a purchase of the investment herein, in each case as amended to date.

Name of Corporation (Please type or print)

By:
Name:

Title:

3.	If the subscriber is a PARTNERSHIP, complete the following:

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the Partnership named below (the “Partnership”), the undersigned has been duly authorized by the Partnership to acquire the Shares, the Partnership has all requisite authority to acquire such Shares, and that the Partnership was not formed for the purposes of acquiring such Shares.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Partnership and that he or she is authorized by such Partnership to execute and deliver this Subscription Agreement. The undersigned has enclosed a true copy of the Partnership Agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.

Name of Partnership (Please type or print)

By:
Name:

Title:

4.	If the subscriber is a TRUST, complete the following:

The undersigned hereby represents, warrants and covenants that he or she is duly authorized by the terms of the trust agreement described below (the “Trust Instrument”) to acquire the Shares and that the undersigned, as trustee, has all requisite authority to acquire such Shares for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Trust and that he or she is authorized by such Trust to execute and deliver this Subscription Agreement. Such trustee has enclosed a true copy of the Trust Instrument, as amended to date.

Name of Trust (Please type or print)

By:
Name:

Title:

Accepted by Cheniere Energy, Inc. this          day of January, 2004.

CHENIERE ENERGY, INC.

By:

Name:

Title: